                                                                   Exhibit 10.44


              AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
              --------------------------------------------------

     AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT, dated as of August 5, 1998 and amended and restated as of May 31, 2000 (as amended, modified or supplemented from time to time, this "Agreement"), made by each of the undersigned pledgors (each a "Pledgor", and together with any entity that becomes a party hereto pursuant to Section 22 hereof, the "Pledgors"), in favor of BANKERS TRUST COMPANY, as Collateral Agent, for the benefit of the Secured Creditors (as defined below) (in such capacity, the "Pledgee"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                             W I T N E S S E T H :
                             -------------------

          WHEREAS, Host Marriott Corporation ("Holdings"), Host Marriott, L.P. (the "Borrower"), various lenders from time to time party thereto (the "Banks"), and Bankers Trust Company, as the Administrative Agent (in such capacity and together with any successor thereto, the "Administrative Agent" and, together with the Pledgee and the Banks and their respective successors and assigns, and together with any other lenders from time to time party to the Credit Agreement hereinafter referred to, the "Bank Creditors"), have entered into an Amended and Restated Credit Agreement, dated as of June 19, 1997, and amended and restated as of August 5, 1998, and further amended and restated as of May 31, 2000, providing for the making of Loans to the Borrower as contemplated therein (as used herein, the term "Credit Agreement" means the Amended and Restated Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreement, whether or not with the same agent, trustee, representative, lenders or holders; provided that, with respect to any agreement providing for the refinancing or replacement of indebtedness under the Credit Agreement, such agreement shall only be treated as, or as part of, the Credit Agreement hereunder if (i) either (A) all obligations under the Credit Agreement being refinanced or replaced shall be paid in full at the time of such refinancing or replacement, and all commitments pursuant to the refinanced or replaced Credit Agreement shall have terminated in accordance with their terms or (B) the Required Banks shall have consented in writing to the refinancing or replacement indebtedness being treated as indebtedness pursuant to the Credit Agreement, and (ii) a notice to the effect that the refinancing or replacement indebtedness shall be treated as issued under the Credit Agreement shall be delivered by the Borrower to the Pledgee);

         WHEREAS, the Credit Agreement amends and restates the Original Credit Agreement in its entirety and the Credit Agreement remains entitled to the benefits of this Agreement (without interruption) as contemplated by the first proviso of the Original Pledge and Security Agreement (as defined below);

         WHEREAS, as part of the Original Credit Agreement, the Pledgee and the Pledgors entered into the Pledge and Security Agreement, dated as of August 5, 1998, as amended through, but not including, the date hereof (the "Original Pledge and Security Agreement");

         WHEREAS, as permitted by the Original Pledge and Security Agreement, this Agreement amends and restates the Original Pledge and Security Agreement in its entirety;

         WHEREAS, the Borrower may from time to time be party to (or guaranty the obligations of one or more of its Subsidiaries under) one or more Interest Rate Protection Agreements and/or Other Hedging Agreements with a Bank Creditor or an affiliate of a Bank Creditor (each such Bank Creditor or affiliate, even if the respective Bank Creditor subsequently ceases to be a Bank under the Credit Agreement for any reason, together with such Bank Creditor's or affiliate's successors and assigns, collectively, the "Other Creditors");

         WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Bank Creditors and the Other Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to (x) the Credit Documents (as used herein, the term "Credit Documents" shall have the meaning provided in the Credit Agreement and shall include any documentation executed and delivered in connection with any replacement or refinancing of the Credit Agreement) and (y) each Interest Rate Protection Agreement and Other Hedging Agreement with one or more of the Other Creditors;

          WHEREAS, on the date hereof, there remain outstanding certain of the Borrower's (i) 9 1/2% Senior Secured Notes due 2005, (ii) 8 7/8% Senior Notes due 2007 and (iii) 9% Senior Notes due 2007 (collectively, the "HMH Notes") (with the holders from time to time of such HMH Notes being herein called the "HMH Noteholders") which were issued pursuant to each of the respective indentures entered into by the Borrower (as successor to HMH Properties, Inc.), the subsidiary guarantors named therein and Marine Midland Bank, as trustee in connection with the HMH Notes (collectively, the "HMH Note Indentures");

          WHEREAS, with respect to those HMH Notes that remain outstanding on the date hereof, various of the Pledgors continue to guaranty the payment when due of all of the obligations and liabilities of the Borrower under or with respect to such HMH Notes and the HMH Note Indentures (with any such guarantees, together with the HMH Notes and the HMH Note Indentures, being herein collectively called "HMH Note Documents");

          WHEREAS, prior to the date hereof, the Borrower has issued $2,500,000,000 in aggregate principal amount of its (i) $500,000,000 7 7/8%
Series A Senior Notes due 2005, (ii) $1,200,000,000 7 7/8% Series B Senior Notes due 2008, (iii) $500,000,000 8.45% Series C Senior Notes due 2008 and (iv) $300,000,000 8 3/8% Series E Senior Notes due February 2006 (collectively, the "Senior Notes") (with the holders from time to time of such Senior Notes being herein called the "Senior Noteholders") pursuant to the Indenture, dated as of August 5, 1998, among the Borrower, the guarantors and subsidiary guarantors named therein and Marine Midland Bank, as trustee, in connection with the Senior Notes (the "Senior Note Indenture");

         WHEREAS, various of the Pledgors have issued, or in the future may enter into, guarantees of the payment when due of all of the obligations and liabilities of the Borrower under or with respect to the Senior Notes and the Senior Note Indenture (with any such guarantees, together with the Senior Notes and Senior Note Indenture, being herein collectively called "Senior Note Documents");

         WHEREAS, the Borrower may in the future incur Additional Debt (as hereinafter defined) as permitted under Section 8.04(vi) of the Credit Agreement and Section 4.7 of the Senior Note Indenture that may be (in accordance with the terms thereof and to the extent permitted pursuant to the Credit Agreement and the Senior Note Indenture) (x) guaranteed by various of the Pledgors and (y) to the extent that such Additional Debt constitutes senior obligations of the Borrower which rank pari passu in right of payment with the Credit Document Obligations (as defined below) and the Senior Note Obligations (as defined below), secured hereunder on an equal and ratable basis with all of the Obligations as hereinafter provided (with any holders of such Additional Debt from time to time being herein collectively called "Additional Debtholders" and with all documentation evidencing any such Additional Debt and any guarantees thereof being herein called "Additional Debt Documents"). For purposes hereof, the term "Additional Debt" shall mean Specified Senior Indebtedness issued by the Borrower;

         WHEREAS, it is a condition precedent to the amendment and restatement of the Original Credit Agreement in the form of the Credit Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement;

         WHEREAS, each Pledgor desires to execute this Agreement to satisfy the conditions described in the immediately preceding paragraph;

         NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

         1. SECURITY FOR OBLIGATIONS. (a) Subject to the provisions of the following clause (b) of this Section 1, this Agreement is made by each Pledgor in favor of the Pledgee for the benefit of the Bank Creditors, the Other Creditors, the HMH Noteholders, the Senior Noteholders, the Additional Debtholders and any trustee, agent or other similar representative of any such creditors or holders (collectively, together with the Pledgee, the "Secured Creditors"), to secure on an equal and ratable basis:

             (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of such Pledgor (as obligor or guarantor, as the case may be) to the Bank Creditors, whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and all other Credit Documents to which it is at any time a party (including, without limitation, all such obligations and liabilities of such Pledgor under the Credit Agreement (if a party thereto) and under any guaranty by it of the obligations under the Credit Agreement) and the due performance and compliance by such Pledgor with the terms of each such Credit Document (all such obligations and liabilities under this clause (i) being herein collectively called the "Credit Document Obligations");

          (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Pledgor (as obligor or guarantor, as the case may be) to the Other Creditors, whether now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement or Other Hedging Agreement (including, without limitation, all such obligations and liabilities of such Pledgor under any guaranty by it of the obligations under any Interest Rate Protection Agreement or Other Hedging Agreement) and the due performance and compliance by such Pledgor with the terms of each such Interest Rate Protection Agreement and Other Hedging Agreement (all such obligations and liabilities under this clause (ii) being herein collectively called the "Other Obligations");

          (iii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of such Pledgor (as obligor or guarantor, as the case may be) to the HMH Noteholders, whether now existing or hereafter incurred under, arising out of or in connection with the HMH Notes and the other HMH Note Documents to which such Pledgor is at any time a party (including, without limitation, all such obligations and liabilities of such Pledgor under any guaranty with respect thereto) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements on its part contained in each such HMH Note Document (all such obligations and liabilities under this clause (iii) being herein collectively called the "HMH Note Obligations");

          (iv) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of such Pledgor (as obligor or guarantor, as the case may be) to the Senior Noteholders, whether now existing or hereafter incurred under, arising out of or in connection with the Senior Note Documents to which such Pledgor is at any time a party (including, without limitation, all such obligations and liabilities of such Pledgor under the Senior Note Indenture or any guaranty by it of the obligations under the Senior Note Indenture) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements on its part contained in each such Senior Note Document (all such obligations and liabilities under this clause (iv) being herein collectively called the "Senior Note Obligations");

          (v) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of such Pledgor (as obligor or guarantor, as the case may
     be) to the Additional Debtholders, whether now existing or hereafter incurred under, arising out of or in connection with the Additional Debt and the other Additional Debt Documents to which such Pledgor is at any time a party (including, without limitation, all such obligations and liabilities of such Pledgor under any guaranty with respect thereto) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements on its part contained in each such Additional Debt Document (all such obligations and liabilities under this clause (v) being herein collectively called the "Additional Debt Obligations");

          (vi) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

          (vii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i) through (vi) above, after an Event of Default (such term, as used in this Agreement, shall mean (a) any "Event of Default" at any time under, and as defined in, any of the Credit Agreement, the HMH Note Documents and the Senior Note Documents and, if the Additional Debt Obligations are secured hereunder at such time, the Additional Debt Documents, and (b) any payment default (after the expiration of any applicable grace period) on any of the Obligations secured hereunder at such time) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

          (viii) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (viii) of this Section 1, subject to the provisions of following clause
(b), being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the type described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

          (b)  Notwithstanding anything to the contrary contained above in this
Section 1 or elsewhere in this Agreement, obligations and liabilities which would otherwise constitute Additional Debt Obligations as defined in clause (v) of Section 1(a) of this Agreement shall not constitute Obligations for purposes of (or be secured pursuant to) this Agreement unless the Borrower shall have delivered to the Pledgee a written "Notice of Pledge Agreement Entitlement" (each, a "Notice of Pledge Agreement Entitlement") with respect thereto at least 5 days (or such shorter number of days as may be reasonably acceptable to the Pledgee) prior to the date of the incurrence of the respective Indebtedness, as follows:

     Such written notice from the Borrower (i) shall state that it is a "Notice of Pledge Agreement Entitlement", (ii) shall be delivered to the Pledgee, (iii) shall describe the new Additional Debt Obligations (and shall describe the Pledgors obligated, as obligors or guarantors, with respect thereto) to be secured hereby, (iv) shall state that it is delivered pursuant to Section 1(b) of this Pledge and Security Agreement, (v) shall reference the aggregate principal amount of such new Indebtedness, and
     (vi) shall state that the new Indebtedness and the incurrence thereof does not violate, and may be incurred and secured hereunder in accordance with, the applicable provisions of Sections 8.01 and 8.04(vi) of the Credit Agreement and, to the extent still in effect, Section 4.7 of the Senior Note Indenture.

          2. DEFINITION OF STOCK, LIMITED LIABILITY COMPANY INTERESTS, PARTNERSHIP INTERESTS, SECURITIES, ETC. (a) As used herein: (i) the term "Stock" shall mean (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any Domestic Corporation at any time owned by any Pledgor and (y) with respect to corporations that are not Domestic Corporations (each a "Foreign Corporation"), all of the issued and outstanding shares of capital stock of any Foreign Corporation at any time owned by any Pledgor, provided that, (A) except as provided in the last sentence of this Section 2(a) and except for Foreign Subsidiaries that are Look-Through Subsidiaries, such Pledgor shall not be required to pledge hereunder more than 65% of the total combined voting power of all classes of capital stock entitled to vote for the directors of such Foreign Corporation (herein called "Voting Stock") owned by such Pledgor of any Foreign Corporation and (B) the Pledgor shall be required to pledge hereunder 100% of the issued and outstanding shares of all capital stock which is not Voting Stock (herein called "Non-Voting Stock") at any time owned by the Pledgor of any Foreign Corporation; (ii) the term "Limited Liability Company Interest" shall mean the entire limited liability company interests or membership interests at any time owned by each Pledgor in any limited liability company (each such limited liability company, a "Pledged Limited Liability Company"); (iii) the term "Partnership Interest" shall mean the entire partnership interests (whether general and/or limited partnership interests) at any time owned by each Pledgor in any partnership (whether a general or limited partnership) (each such partnership, a "Pledged Partnership"); and (iv) the term "Securities" shall mean all of the Stock, Limited Liability Company Interests and Partnership Interests. Notwithstanding anything to the contrary contained herein, the term "Securities" shall only include, and each Pledgor only shall be required to pledge hereunder, the equity interests of a Look-Through Subsidiary of the type described in clause (i) or the definition thereof contained in the Credit Agreement.

          Each Pledgor represents and warrants that on the date hereof (i) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex A hereto; (ii) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex A hereto; (iii) the Limited Liability Interests held by such Pledgor consist of the number and type of interest of the issuing Pledged Limited Liability Company as described in Annex B hereto; (iv) such Limited Liability Company Interests constitute that percentage of the issued and outstanding equity interests of the respective issuing Pledged Limited Liability Company as is set forth in Annex B hereto; and
(v) the Partnership Interests held by such Pledgor constitute that percentage of the entire Partnership Interest of the respective Pledged Partnership as is set forth in Annex C hereto for such Pledgor. In the circumstances and to the extent provided in Section 7.15 of the Credit Agreement, the limitation set forth in part (A) of the proviso to clause (i)(y) of this Section 2(a) and in Section 3.2 hereof shall no longer be applicable and such Pledgor shall duly pledge and deliver to the Pledgee such of the Securities not theretofore required to be pledged hereunder.

          (b) All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock," all Limited Liability Company Interests at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Limited Liability Company Interests," all Partnership Interests at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Partnership Interests," all of the Pledged Stock, Pledged Limited Liability Interests and Pledged Partnership Interests together are hereinafter called the "Pledged Securities," which together with
(i) all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, (ii) the entries on the books of any securities intermediary pertaining to the Pledged Stock, Pledged Limited Liability Company Interests and Pledged Partnership Interests, (iii) all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock, Pledged Limited Liability Company Interests and Pledged Partnership Interests and (iv) all rights under Sections 3.1(a)(iv) and (v) hereof are hereinafter called the "Collateral".

          (c) Notwithstanding anything to the contrary contained in this Agreement, no Pledgor shall be required to pledge hereunder the Securities of a Person as, and to the extent, provided in Section 7.16(a)(B) of the Credit Agreement.

          (d) Notwithstanding anything to the contrary contained in this Agreement, Holdings shall not be required to pledge any Collateral hereunder except under the circumstances described in Section 12.18(b) of the Credit Agreement and, in the event that such circumstances exist, Holdings will promptly pledge all Collateral then owned by it (and thereafter acquired by it) in the manner provided in this Agreement without regard to this Section 2(d).

          3.   PLEDGE OF SECURITIES, ETC.

          3.1. Pledge.  (a) To secure all Obligations of such Pledgor and for
               ------
the purposes set forth in Section 1 hereof, each Pledgor hereby: (i) grants to the Pledgee, and reconfirms its grant to the Pledgee under the Original Pledge Agreement of, a first priority security interest in all of the Collateral owned by such Pledgor; (ii) pledges and deposits as security with the Pledgee the certificated Securities owned by such Pledgor on the date hereof, and delivers to the Pledgee all certificates or instruments therefor, if any, accompanied by undated stock powers duly executed in blank by such Pledgor in the case of Stock, or such other instruments of transfer as are reasonably acceptable to the Pledgee; (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of such Pledgor's right, title and interest in and to such Securities (and in and to all certificates or instruments evidencing such Securities), to be held by the Pledgee, upon the terms and conditions set forth in this Agreement; (iv) transfers and assigns to the Pledgee all of such Pledgor's Limited Liability Company Interests (and delivers any certificates or instruments evidencing such limited liability company or membership interests, duly endorsed in blank) and all of such Pledgor's right, title and interest in each limited liability company to which such interests relate, whether now existing or hereafter acquired, including, without limitation:

          (A) all the capital thereof and its interest in all profits, losses, Limited Liability Company Assets (as defined below) and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

          (B) all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

          (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests (except any rights as managing member of a limited liability company which is not a Wholly-Owned Subsidiary, to the extent the applicable limited liability company agreement or operating agreement prohibits a pledge of such rights);

          (D) all present and future claims, if any, of such Pledgor against any Pledged Limited Liability Company for moneys loaned or advanced, for services rendered or otherwise;

          (E) subject to Section 5 hereof, all of such Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to any Limited Liability Company Interest (except any rights as managing member of a limited liability company which is not a Wholly-Owned Subsidiary, to the extent the applicable limited liability company agreement or operating agreement prohibits a pledge of such rights), including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Limited Liability Company Interest and any Pledged Limited Liability Company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Assets, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

          (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing; and

          (G) to the extent not otherwise included, all proceeds of any or all of the foregoing;

and (v) transfers and assigns to the Pledgee such Pledgor's Partnership Interests (and delivers any certificates or instruments evidencing such partnership interests, duly endorsed in blank) and all of such Pledgor's right, title and interest in each Pledged Partnership including, without limitation:

          (A) all of the capital thereof and its interest in all profits, losses, Partnership Assets (as defined below) and other distributions to which such Pledgor shall at any time be entitled in respect of any such Partnership Interests;

          (B) all other payments due or to become due to such Pledgor in respect of any such Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

          (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership or other agreement or at law or otherwise in respect of any such Partnership Interests (except any rights as general partner of a limited partnership which is not a Wholly-Owned Subsidiary, to the extent the applicable partnership agreement prohibits a pledge of such rights);

          (D) all present and future claims, if any, of such Pledgor against any Pledged Partnership for moneys loaned or advanced, for services rendered or otherwise;

          (E) subject to Section 5 hereof, all of such Pledgor's rights under any partnership agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to any Partnership Interest (except any rights as general partner of a limited partnership which is not a Wholly-Owned Subsidiary, to the extent the applicable partnership agreement prohibits a pledge of such rights), including any power, if any, to terminate, cancel or modify any general or limited partnership agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interest and any Pledged Partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Assets, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

          (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

          (G) to the extent not otherwise included, all proceeds of any or all of the foregoing.

          (b) As used herein, the term "Limited Liability Company Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interests in other limited liability companies), at any time owned by any Pledged Limited Liability Company.

          (c) As used herein, the term "Partnership Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interests in other partnerships), at any time owned by any Pledged Partnership.

          3.2. Subsequently Acquired Securities.  Subject to Section 2(c)
               --------------------------------
hereof, if any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Securities at any time or from time to time after the date hereof, such Securities shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1(a) hereof and, furthermore, such Pledgor will forthwith deliver and deposit such Securities (or any certificates or instruments representing such Securities) as security with the Pledgee and deliver to the Pledgee all certificates therefor or instruments thereof, if any, accompanied by undated stock powers duly executed in blank in the case of certificated Stock, Limited Liability Company Interests or Partnership Interests or such other instruments of transfer as are reasonably acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by any Authorized Officer of such Pledgor describing such Securities and certifying that the same have been duly pledged with the Pledgee hereunder. Subject to the last sentence of Section 2(a) hereof, any pledge of Voting Stock of any Foreign Corporation shall be subject to the provisions of part (A) of the proviso to clause (i)(y) of Section 2(a) hereof.

          3.3. Uncertificated Securities.  If any Securities (whether now owned
               -------------------------
or hereafter acquired) are uncertificated securities, the respective Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 8-106 and 9-115 of the New York UCC, if applicable). Each Pledgor further agrees to take such actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon request of the Pledgee.

          4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of any Pledged Securities that are represented by certificates, which may be held (in the discretion of the Pledgee) in the name of such Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee. The Pledgee agrees to promptly notify the relevant Pledgor after the appointment of any sub-agent; provided, however, that the failure to give such notice shall not
               --------  -------
affect the validity of such appointment.

          5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until an Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to (i) exercise any and all voting and other consensual rights pertaining to the Pledged Stock and to give all consents, waivers or ratifications in respect thereof and (ii) exercise any and all voting, consent, administration, management and other rights and remedies under (x) any limited liability company agreement or operating agreement or otherwise with respect to the Pledged Limited Liability Interests of such Pledgor and (y) any partnership agreement or otherwise with respect to the Pledged Partnership Interests of such Pledgor, in each case together with all other rights assigned pursuant to Sections 3.1(a)(iv)(E) and 3.1(a)(v)(E) hereof; provided, that no vote shall be
                                                --------
cast or any consent, waiver or ratification given or any other action taken which would violate or be inconsistent with any of the terms of this Agreement or any other Secured Debt Agreement (as hereinafter defined), or which would have the effect of impairing the rights, priorities or remedies of the Pledgee or any other Secured Creditor under this Agreement or any other Secured Debt Agreement. All such rights of such Pledgor to vote and to give consents, waivers and ratification's shall cease in case an Event of Default shall occur and be continuing, and
Section 7 hereof shall become applicable.

          6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing and subject to the terms of the Secured Debt Agreements, all cash dividends and other cash distributions payable in respect of the Pledged Securities shall be paid to the respective Pledgor; provided, that all cash dividends and other cash distributions payable in
--------
respect of any Pledged Security which represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid to the Pledgee and retained by it as part of the Collateral (except as otherwise permitted to be retained or distributed by such Pledgor pursuant to the respective Secured Debt Agreements). The Pledgee shall also be entitled to receive directly (with all necessary endorsements), and to retain as part of the
Collateral:

          (i) all other or additional stock or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock, Pledged Limited Liability Company Interests and Pledged Partnership Interests;

          (ii) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Pledged Stock, Pledged Limited Liability Company Interests or Pledged Partnership Interests by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement or in connection with a reduction of capital, capital surplus or paid-in surplus; and

          (iii) except as provided in the Secured Debt Agreements, all other or additional stock or other securities or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, partial or total liquidation or similar corporate reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by the Pledgor contrary to the provisions of this
Section 6 and Section 7 below shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of the Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

          7. REMEDIES IN CASE OF EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of its rights, powers and remedies (whether vested in it by this Agreement, by any other Credit Document, by any HMH Note Document, by any Senior Note Document or, to the extent then in effect and secured hereby, any Interest Rate Protection Agreement or Other Hedging Agreement or any Additional Debt Document (with all of the Documents listed above being herein collectively called the "Secured Debt Agreements") or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the UCC and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

          (i) to receive all amounts payable in respect of the Collateral otherwise payable to such Pledgor under Section 6 hereof;

          (ii) to transfer all or any part of the Pledged Securities into the Pledgee's name or the name of its nominee or nominees;

          (iii) to vote all or any part of the Pledged Stock, Pledged Limited Liability Company Interests or Pledged Partnership Interests (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof; and

          (iv) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided, that at least 10 Business
                                        --------
     Days' notice of the time and place of any such sale shall be given to such Pledgor. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any claims against the Pledgee arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Pledgee accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Obligations, the Pledgors shall be liable for the deficiency and the fees of any attorneys employed by the Pledgee to collect such deficiency. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

          8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or in any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. The Secured Creditors agree that this Agreement may be enforced only by the Pledgee acting upon the instructions of the Required Secured Creditors (as defined in Annex G hereto) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement.

          9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral of each Pledgor, together with all other moneys received by the Pledgee hereunder, shall be applied as follows:

          (i) first, to the payment of all Obligations owing to the Pledgee of the type provided in clauses (vi), (vii) and (viii) of the definition of Obligations in Section 1 hereof;

          (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations (as hereinafter defined) shall be paid to the Secured Creditors as provided in Section 9(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations of such Pledgor or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share (as hereinafter defined) of the amount remaining to be distributed;

          (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations (as hereinafter defined) shall be paid to the Secured Creditors as provided in Section 9(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations of such Pledgor or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

          (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to Section 18 hereof, to the relevant Pledgor or to whomever may be lawfully entitled to receive such surplus.

          (b) For purposes of this Agreement (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such

Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Document Obligations, all Obligations arising out of or in connection with (including, without limitation, as obligor or guarantor, as the case may be) the principal of, and interest on, all Loans, all unreimbursed drawings or payments in respect of any letters of credit (together with all interest accrued thereon), and the aggregate stated amounts of all letters of credit issued under the Credit Agreement, and all regularly accruing fees, (ii) in the case of the HMH Note Obligations, all Obligations secured hereby arising out of or in connection with (including, without limitation, as obligor or guarantor, as the case may be) the principal of, and interest on, the HMH Notes, and all regularly accruing fees, (iii) in the case of the Senior Note Obligations, all Obligations secured hereby arising out of or in connection with (including, without limitation, as obligor or guarantor, as the case may be) the principal of, and interest on, the Senior Notes, and all regularly accruing fees, (iv) in the case of the Additional Debt Obligations, all Obligations secured hereby arising out of or in connection with (including, without limitation, as obligor or guarantor, as the case may be) the principal of, and interest on, the Additional Debt, and all regularly accruing fees, and (v) in the case of the Other Obligations, all Obligations arising out of or in connection with (including, without limitation, as a direct obligor or a guarantor, as the case may be) Interest Rate Protection Agreements or Other Hedging Agreements secured hereby (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities), and (z) "Secondary Obligations" shall mean all Obligations of such Pledgor secured hereby other than Primary Obligations.

          (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be deemed to be applied (for purposes of making determinations under this Section 9 only) (i) first, to the Primary Obligations and (ii) second, to the Secondary Obligations.

          (d) If the Bank Creditors are to receive a distribution in accordance with the procedures set forth above in this Section 9 on account of undrawn amounts with respect to letters of credit issued under the Credit Agreement, such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Bank Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding letters of credit, and after the application of all such cash security to the repayment of all Obligations owing to the Bank Creditors after giving effect to the termination of all such letters of credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Pledgee for distribution in accordance with Section 9(a) hereof.

          (e) Except as set forth in Section 9(d) hereof, all payments required to be made hereunder shall be made (i) if to the Bank Creditors, to the Administrative Agent under the Credit Agreement for the account of the Bank Creditors, and (ii) if to any other Secured Creditors (other than the Pledgee), to the trustee, paying agent or other similar representative (each a "Representative") for such Secured Creditors or, in the absence of such a Representative, directly to the other Secured Creditors.

          (f) For purposes of applying payments received in accordance with this Section 9, the Pledgee shall be entitled to rely upon (i) the Administrative Agent under the Credit

Agreement and (ii) the Representative for any other Secured Creditors or, in the absence of such a Representative, upon the respective Secured Creditors for a determination (which the Administrative Agent, each Representative for any other Secured Creditors and the Secured Creditors agree (or shall agree) to provide upon request of the Pledgee) of the outstanding Primary Obligations and Secondary Obligations owed to the Secured Creditors. Unless it has actual knowledge (including by way of written notice from a Representative for any Secured Creditor or directly from a Secured Creditor) to the contrary, the Pledgee, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements or Other Hedging Agreements are in existence.

          (g) It is understood and agreed that each Pledgor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral pledged by it hereunder and the aggregate amount of the Obligations of such Pledgor.

          10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

          11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee in such capacity, each Representative of a Secured Creditor in its capacity as such and each other Secured Creditor that is an indemnitor under Section 6 of Annex G hereto from and against any and all claims, demands, losses, judgments and liabilities of whatsoever kind or nature, and (ii) to reimburse the Pledgee in such capacity, each Representative of a Secured Creditor in its capacity as such and each other Secured Creditor that is an indemnitor under Section 6 of Annex G hereto for all reasonable costs and expenses, including reasonable attorneys' fees, in each case to the extent growing out of or resulting from the exercise by the Pledgee of any right or remedy granted to it hereunder except, with respect to clauses (i) and (ii) above, to the extent arising from the Pledgee's or such other Secured Creditor's gross negligence or willful misconduct. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgors under this Section 11 are unenforceable for any reason, each Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          12. FURTHER ASSURANCES; POWER OF ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the applicable UCC or such other law such financing statements, continuation statements and other documents in such offices as the Pledgee may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably deem necessary or advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

          (b) Each Pledgor hereby appoints the Pledgee such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to act from time to time after the occurrence and during the continuance of an Event of Default in the Pledgee's reasonable discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Section 12.

          13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Annex G hereto, the terms of which shall be deemed incorporated herein by reference as fully as if same were set forth herein in their entirety.

          14. TRANSFER BY PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement and as permitted by the terms of the Secured Debt Agreements).

          15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGORS. (a) Each Pledgor represents, warrants and covenants that:

          (i) it is the legal, record and beneficial owner of, and has good title to, all Pledged Securities purported to be owned by such Pledgor (including as shown on Annexes A, B and C hereof), subject to no Lien, except the Liens created by this Agreement;

          (ii) it has full power, authority and legal right to pledge all the Pledged Securities;

          (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes the legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law);

          (iv) no consent of any other party (including, without limitation, any stockholder or creditor of such Pledgor or any of its Subsidiaries and any other partners or members of such Pledgor's partnerships or limited liability companies) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing (except any filings required under the UCC, which filings have been made) or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with the execution, delivery or performance of this Agreement, or in connection with the exercise of its rights and remedies pursuant to this Agreement, in each case except those which have been obtained or made or as may be required by laws affecting the offer and sale of securities generally in connection with the exercise by the Pledgee of certain of its remedies hereunder;

          (v) the execution, delivery and performance of this Agreement by such Pledgor does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or by-laws (or analogous organizational documents) of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition (or the obligation to create or impose) of any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement;

          (vi) all the shares of Stock have been duly and validly issued, are fully paid and nonassessable and subject to no options to purchase or similar rights;

          (vii) the pledge, assignment and delivery (which delivery has been made) to the Pledgee of the Pledged Stock creates a valid and perfected first priority security interest in such Stock, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party (except the Secured Creditors) a lien or encumbrance on the property or assets of such Pledgor which would include the Securities;

          (viii) each Pledged Partnership Interest and each Pledged Limited Liability Company Interest has been validly acquired and is fully paid for (to the extent applicable) and is duly and validly pledged hereunder;

          (ix) each partnership agreement and each limited liability company or operating agreement is the legal, valid and binding obligation of the applicable Pledgor, enforceable in accordance with its terms;

          (x) no Pledgor is in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any general or limited partnership agreement or any limited liability company or operating agreement to which such Pledgor is a party, and no Pledgor is in violation of any other material provisions of any partnership agreement or any limited liability company or operating agreement to which such Pledgor is a party, or is otherwise in default or violation thereunder in any material respect;

          (xi) the pledge and assignment of the Pledged Partnership Interests and/or Pledged Limited Liability Company Interests pursuant to this Agreement, together with the relevant filings or recordings under the UCC (or other steps described in any applicable version of the UCC) (which filings, recordings or other steps have been made), create a valid perfected and continuing first priority security interest in such Partnership Interests and/or Limited Liability Company Interests and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party

     (except the Secured Creditors) a lien or encumbrance on the property or assets of such Pledgee or which would include the Securities;

          (xii) there are no currently effective financing statements under the UCC covering property which is now or hereafter may be included in the Collateral and such Pledgor will not, without the prior written consent of the Pledgee, execute and, until the Termination Date (as hereinafter defined), there will not ever be on file in any public office any enforceable financing statement or statements covering any or all of the Collateral, except financing statements filed or to be filed in favor of the Pledgee as secured party;

          (xiii) each Pledgor shall give the Pledgee prompt notice of any written claim it receives relating to the Collateral; and

          (xiv) each Pledgor shall deliver to the Pledgee a copy of each other demand, notice or document received by it which may adversely affect the Pledgee's interest in the Collateral promptly upon, but in any event within 10 days after, such Pledgor's receipt thereof.

          Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and such Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

          (b) Each Pledgor hereby further represents, warrants and covenants that as of the date hereof, the chief executive office of such Pledgor is located at the address indicated on Annex F hereto for such Pledgor. Such Pledgor will not move its chief executive office except to such new location as such Pledgor may establish in accordance with the last sentence of this Section 15(b). No Pledgor shall establish new locations for such offices until (i) it shall have given to the Pledgee prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Pledgee may reasonably request, (ii) it shall have delivered to the Pledgee a written supplement to Annex F hereto in the form of Annex H-1 hereto as provided in clause (c) below showing the new location of its chief executive office and (iii) with respect to such new location, it shall have taken all action, reasonably satisfactory to the Pledgee, to maintain all security interest of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

          (c) Without in any way limiting Section 3.2 hereof, at any time and from time to time that any Pledgor (x) determines that the information with respect to it contained on Annex A, B, C and/or F, as the case may be, is inaccurate or (y) acquires any additional Securities which have not already been pledged hereunder and reflected on Annexes A through C, as appropriate, such Pledgor shall deliver a supplement to this Agreement, substantially in the form of Annex H-1 hereto (each a "Pledge and Security Agreement Supplement") adding (or, in the case of any Securities released pursuant to Section 18 hereof, deleting) such Securities to (from) Annexes A through C hereto, as appropriate. The execution and delivery of any such supplement shall not require the consent of any Pledgor hereunder. It is understood and agreed that the pledge and security interests granted hereunder shall apply to all Collateral as provided in Section 3.1 hereof regardless of the failure of any Pledgor to deliver, or any inaccurate information stated in, the Pledge and Security Agreement Supplement as otherwise provided above.

          (d) Each Pledgor hereby covenants and agrees that with respect to all Partnership Interests or Limited Liability Company Interests, in each case required to be pledged by it hereunder, such Pledgor will deliver to the respective Pledged Partnerships or Pledged Limited Liability Companies, as the case may be (with copies to the Pledgee) a notice (appropriately completed) in the form of Annex D attached hereto (with such changes thereto as may be acceptable to the Pledgee) and by this reference made a part hereof (each such notice a "Partnership/LLC Notice") and such Pledgor will use its reasonable best efforts to cause to be delivered to the Pledgee an acknowledgment in the form set forth as Annex E attached hereto (with such changes thereto as may be acceptable to the Pledgee) (each such acknowledgment, a "Pledge Acknowledgment"), duly executed by the relevant Pledged Partnership and/or Pledged Limited Liability Company, as the case may be, in each case within forty-five days following the date of any pledge of any Pledged Partnership Interests or Pledged Limited Liability Company Interests hereunder.

          16. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; (v) any limitation on any other Pledgor's liability or obligations under this Agreement or under any other Secured Debt Agreement or any invalidity or unenforceability, in whole or in part, of this Agreement or any other Secured Debt Agreement or any term thereof; or (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

          17. REGISTRATION, ETC. If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to Section 7 hereof, such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration; provided, that at least 10 Business Days' notice of the time
                   --------
and place of any such sale shall be given to such Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

          18. TERMINATION, RELEASE. (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will promptly execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the earlier of (i) the date upon which the Total Commitment and all Interest Rate Protection Agreements and Other Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding and all other Credit Document Obligations (excluding normal continuing indemnity obligations which survive in accordance with their terms, so long as no amounts are then due and payable in respect thereof) have been indefeasibly paid in full (provided the terms of the other Secured Debt Agreements do not otherwise prohibit the termination hereof), and (ii) the date upon which the Credit Documents are amended to release all Collateral subject to this Agreement.

          (b) In the event that any part of the Collateral is sold (other than to any Credit Party) in connection with a sale permitted by the Secured Debt Agreements or is otherwise released in accordance with the terms of Section 7.16(a)(B) of the Credit Agreement or at the direction of the Required Secured Creditors (and, to the extent required by the Credit Agreement, all of the Banks)), the Pledgee, at the request and expense of such Pledgor will promptly execute and deliver to such Pledgor a proper instrument or instruments acknowledging such release, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold, distributed or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement. Any proceeds of Collateral sold as contemplated by the immediately preceding sentence shall be applied in accordance with, and to the extent required by, the requirements of the applicable Secured Debt Agreements.

          (c) At any time that a Pledgor desires that Collateral be released as provided in the foregoing Section 18(a) or (b), it shall deliver to the Pledgee a certificate signed by an Authorized Officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to Section 18(a) or
(b), and the Pledgee shall be entitled (but not required) to conclusively rely thereon.

         19. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

         (a) if to any Pledgor, at:

               10400 Fernwood Road
               Bethesda, Maryland  20817
               Attention:  General Counsel,
               Asset Management, Dept. 923
               Facsimile No.:  (301) 380-3588

         (b) if to the Pledgee, at:

               Bankers Trust Company
               130 Liberty Street
               New York, New York  10006
               Attention:  Laura S. Burwick
               Telephone No.:  (212) 250-2568
               Telecopier No.:  (212) 669-0743

         (c) if to any Bank Creditor (other than the Pledgee), (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or (y) at such address as such Bank Creditor shall have specified in the Credit Agreement;

         (d) if to any other Secured Creditor, (x) to the Representative for such Secured Creditor or (y) if there is no such Representative, at such address as such Secured Creditor shall have specified in writing to each Pledgor and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

         20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor directly affected thereby (it being understood that additional Pledgors may be added as parties hereto from time to time in accordance with Section 22 hereof and Pledgors may be released as parties hereto in accordance with Sections 18 and 21 hereof and that no consent of any other Pledgor or of the Secured Creditors shall be required in connection therewith) and the Pledgee (with the written consent of (x) the Required Banks (or all the Banks if required by Section 12.12 of the Credit Agreement) at all times prior to the time at which all Credit Document Obligations have been paid in full and all commitments pursuant to the Credit Agreement have terminated (with such date being herein called the "Credit Document Obligations Termination Date") and (y) thereafter, the holders of at least a majority of the outstanding Other Obligations; provided, that (with
                                                       --------
respect to preceding clauses (x) and (y)) the Borrower certifies that any such change, waiver, modification or variance is otherwise permitted by the terms of the respective Secured Debt Agreements or, if not so permitted, that the requisite consents therefor have been obtained (it being understood that the terms of the Additional Debt

Documents as same relate to amending or modifying this Agreement shall be substantially as set forth in the Senior Note Indenture). Notwithstanding anything to the contrary contained above, it is understood and agreed that the Required Banks may agree to modifications to this Agreement for the purpose, among other things, of securing additional extensions of credit (including, without limitation, pursuant to the Credit Agreement or any refinancing or extension thereof), with such changes not being subject to the proviso to the immediately preceding sentence. Furthermore, the proviso to the second preceding sentence shall not apply to any release of Collateral effected in accordance with the requirements of Section 18 of this Agreement, or any other release of Collateral or termination of this Agreement so long as the Borrower certifies that such actions will not violate the terms of any Secured Debt Agreement then in effect.

         21. RELEASE OF PLEDGORS. In the event that any Pledgor is permitted to be released from this Agreement as, and to the extent, provided in Section 7.16(a)(B) of the Credit Agreement, such Pledgor (so long as such Pledgor is not the Borrower) shall be released from this Agreement and this Agreement shall, as to such Pledgor only, have no further force or effect.

         22. ADDITIONAL PLEDGORS. Pursuant to Section 7.16 of the Credit Agreement, certain Subsidiaries of Holdings or the Borrower may after the date hereof be required to enter into this Agreement as a Pledgor. Upon execution and delivery, after the date hereof, by the Pledgee and such Subsidiary of an instrument in the form of Annex H-2, such Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor hereunder. Each Subsidiary which is required to become a party to this Agreement shall so execute and deliver a copy of Annex H-2 to the Pledgee and, at such time, shall execute a Pledge and Security Agreement Supplement in the form of Annex H-1 to this Agreement with respect to all Collateral of such Pledgor required to be pledged hereunder, which Supplement shall be completed in accordance with Annex H-1. The execution and delivery of any such instrument shall not require the consent of any other Pledgor hereunder. Upon the execution and delivery by the Pledgee and such Subsidiary of an instrument in the form of Annex H-2 as provided above, it is understood and agreed that the pledge and security interests hereunder shall apply to all Collateral of such additional Pledgor as provided in Section 3.1 hereof regardless of any failure of any additional Pledgor to deliver, or any inaccurate information stated in, the Pledge and Security Agreement Supplement.

         23. RECOURSE. This Agreement is made with full recourse to the Pledgors and pursuant to and upon all representations, warranties, covenants and agreements on the part of the Pledgors contained herein and otherwise in writing in connection herewith.

         24. PLEDGEE NOT BOUND. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or a partner of any partnership and the Pledgee or any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall not have any of the duties, obligations or liabilities of a member of any limited liability company or partner of any partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of the respective Pledged Limited Liability Company Interest or Pledged Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor and/or any Pledgor.

         (b)  Except as provided in the last sentence of paragraph (a) of this
Section 24, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor or any limited liability company or partnership either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and shall assume none of the duties, obligations or liabilities of a member of any limited liability company or partnership or any Pledgor.

         (c) The Pledgee shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the collateral assignment hereby effected.

         (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

         25. CONTINUING PLEDGORS. The rights and obligations of each Pledgor (other than the respective released Pledgor in the case of following clause (y)) hereunder shall remain in full force and effect notwithstanding (x) the addition of any new Pledgor as a party to this Agreement as contemplated by Section 22 hereof or otherwise and/or (y) the release of any Pledgor under this Agreement as contemplated by Section 21 hereof or otherwise.

         26. NO FRAUDULENT CONVEYANCE. Each Pledgor hereby confirms that it is its intention that this Agreement not constitute a fraudulent transfer or conveyance for purposes of any bankruptcy, insolvency or similar law, the Uniform Fraudulent Conveyance Act or any similar Federal, state or foreign law. To effectuate the foregoing intention, each Pledgor hereby irrevocably agrees that its obligations and liabilities hereunder shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Pledgor that are relevant under such laws, result in the obligations and liabilities of such Pledgor hereunder in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

         27. MISCELLANEOUS. This Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns; provided that no Pledgor may assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the consent of the Required Banks and, if required by Section 12.12 of the Credit Agreement, all Banks). THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS). The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

                             *         *         *

          IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                      HOST MARRIOTT CORPORATION,
                                        as a Pledgor

                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP


                                      HOST MARRIOTT, L.P.,
                                        as a Pledgor

                                      By: Host Marriott Corporation,
                                          its General Partner

                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP


                                      AIRPORT HOTELS LLC,
                                        as a Pledgor

                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP

                                      HOST OF HOUSTON 1979,
                                        as a Pledgor
                                      By: Airport Hotels LLC,
                                          its General Partner

                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP

                                      HOST OF HOUSTON, LTD.,
                                        as a Pledgor
                                      By: Airport Hotels LLC,
                                          its General Partner

                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP

                                      HOST OF BOSTON, LTD.,
                                        as a Pledgor
                                      By: Airport Hotels LLC,
                                          its General Partner

                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP


                                      CHESAPEAKE FINANCIAL SERVICES LLC,
                                        as a Pledgor


                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP


                                      CITY CENTER INTERSTATE
                                        PARTNERSHIP LLC,
                                        as a Pledgor


                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP

                                      HMC RETIREMENT PROPERTIES L.P.,
                                        as a Pledgor
                                      By: Durbin LLC,
                                          its General Partner


                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP


                                      HMH MARINA LLC,
                                        as a Pledgor


                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP


                                      FARRELL'S ICE CREAM PARLOUR
                                        RESTAURANTS LLC,
                                        as a Pledgor


                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP


                                      HMC ATLANTA LLC,
                                        as a Pledgor

                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP


                                      HMC BURLINGAME LLC,
                                        as a Pledgor


                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP

                                      HMC CALIFORNIA LEASING LLC,
                                        as a Pledgor


                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title:  Senior VP


                                      HMC CAPITAL LLC,
                                        as a Pledgor


                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP


                                      HMC CAPITAL RESOURCES LLC,
                                        as a Pledgor


                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP


                                      HMC PARK RIDGE LLC,
                                        as a Pledgor


                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP


                                      HMC PARK RIDGE II LLC,
                                        as a Pledgor


                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP

                                      HMC PARK RIDGE LP,
                                        as a Pledgor
                                      By: HMC Park Ridge LLC,
                                          its General Partner


                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP



                                      HMC PARTNERSHIP HOLDINGS LLC,
                                        as a Pledgor


                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP



                                      HOST PARK RIDGE LLC,
                                        as a Pledgor


                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP

                                      HMC SUITES LLC,
                                        as a Pledgor


                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP


                                      HMC SUITES LIMITED PARTNERSHIP,
                                        as a Pledgor
                                      By: HMC Suites LLC,
                                          its General Partner


                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP


                                      PRM LLC,
                                        as a Pledgor


                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP


                                      WELLSFORD-PARK RIDGE HOST HOTEL
                                      LIMITED PARTNERSHIP,
                                        as a Pledgor
                                      By: Host Park Ridge LLC,
                                          its General Partner


                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP

                                      YBG ASSOCIATES LLC,
                                        as a Pledgor


                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP


                                      HMC CHICAGO LLC,
                                        as a Pledgor


                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP


                                      HMC DESERT LLC,
                                        as a Pledgor


                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP


                                      HMC PALM DESERT LLC,
                                        as a Pledgor


                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP



                                      MDSM FINANCE LLC,
                                        as a Pledgor


                                      By: /s/ C.G. Townsend
                                         -------------------------------
                                         Title: Senior VP

                                             HMC DIVERSIFIED LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP



                                             HMC EAST SIDE II LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMC GATEWAY LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMC GRAND LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMC HANOVER LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP

                                             HMC HARTFORD LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMC HOTEL DEVELOPMENT LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMC HPP LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMC IHP HOLDING LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMC MANHATTAN BEACH LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP

                                             HMC MARKET STREET LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             NEW MARKET STREET LP,
                                               as a Pledgor

                                             By:  HMC Market Street LLC,
                                                  its General Partner

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMC GEORGIA LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMC MEXPARK LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMC POLANCO LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------

                                                Title:  Senior VP


                                             HMC NGL LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMC OLS I L.P.,
                                               as a Pledgor
                                             By:  HMC OLS I LLC,
                                                  its General Partner

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMC OP BN LLC,
                                               as a Pledgor


                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMC PACIFIC GATEWAY LLC,
                                               a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP

                                             HMC PLP LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             CHESAPEAKE HOTEL LIMITED
                                               PARTNERSHIP,
                                               as a Pledgor
                                             By:  HMC PLP LLC,
                                                  its General Partner

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP



                                             HMC POTOMAC LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                --------------------
                                                Title:  Senior VP

                                             HMC PROPERTIES I LLC,
                                               as a Pledgor


                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMC PROPERTIES II LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMC RTZ LOAN I LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMC RTZ II LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP

                                             HMC SBM TWO LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMC SEATTLE LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMC SFO LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMC SWISS HOLDINGS LLC,
                                               as a Pledgor


                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP

                                             HMC WATERFORD LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMH GENERAL PARTNER HOLDINGS LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMH NORFOLK LLC,
                                               as a Pledgor


                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMH NORFOLK, L.P.,
                                               as a Pledgor
                                             By: HMH Norfolk LLC,
                                                 its General Partner

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP

                                             HMH PENTAGON LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMH RESTAURANTS LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMH RIVERS LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMH RIVERS, L.P.,
                                               as a Pledgor
                                             By: HMH Rivers LLC,
                                                 its General Partner


                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMH WTC LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP

                                             HMP CAPITAL VENTURES LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HMP FINANCIAL SERVICES LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             HOST LA JOLLA LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             CITY CENTER HOTEL LIMITED
                                               PARTNERSHIP,
                                               as a Pledgor
                                             By: Host La Jolla LLC,
                                                 its General Partner

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP


                                             TIMES SQUARE LLC,
                                               as a Pledgor

                                             By:  /s/  C.G. Townsend
                                                ------------------------------
                                                Title:  Senior VP

                                        IVY STREET LLC,
                                           as a Pledgor



                                        By: /s/ C.G. Townsend
                                           -------------------------------------
                                           Title: Senior VP



                                        MARKET STREET HOST LLC,
                                           as a Pledgor


                                        By: /s/ C.G. Townsend
                                           -------------------------------------
                                           Title: Senior VP



                                        MFR OF ILLINOIS LLC,
                                           as a Pledgor


                                        By: /s/ C.G. Townsend
                                           -------------------------------------
                                           Title: Senior VP



                                        MFR OF VERMONT LLC,
                                           as a Pledgor


                                        By: /s/ C.G. Townsend
                                           -------------------------------------
                                           Title: Senior VP


                                        MFR OF WISCONSIN LLC,
                                           as a Pledgor



                                        By: /s/ C.G. Townsend
                                           -------------------------------------
                                           Title: Senior VP

                                        PHILADELPHIA AIRPORT HOTEL LLC,
                                           as a Pledgor


                                        By: /s/ C.G. Townsend
                                           -------------------------------------
                                           Title: Senior VP



                                        PM FINANCIAL LLC,
                                           as a Pledgor

                                        By: /s/ C.G. Townsend
                                           -------------------------------------
                                           Title: Senior VP



                                        PM FINANCIAL LP,
                                           as a Pledgor
                                        By: PM Financial LLC,
                                            its General Partner


                                        By: /s/ C.G. Townsend
                                           -------------------------------------
                                           Title: Senior VP


                                        HMC PROPERTY LEASING LLC,
                                           as a Pledgor



                                        By: /s/ C.G. Townsend
                                           -------------------------------------
                                           Title: Senior VP



                                        HMC HOST RESTAURANTS LLC,
                                           as a Pledgor


                                        By: /s/ C.G. Townsend
                                           -------------------------------------
                                           Title: Senior VP

                                        SANTA CLARA HMC LLC,
                                           as a Pledgor


                                        By: /s/ C.G. Townsend
                                           -------------------------------------
                                           Title: Senior VP



                                        S.D. HOTELS LLC,
                                           as a Pledgor

                                        By: /s/ C.G. Townsend
                                           -------------------------------------
                                           Title: Senior VP


                                        TIMES SQUARE GP LLC,
                                           as a Pledgor



                                        By: /s/ C.G. Townsend
                                           -------------------------------------
                                           Title: Senior VP




Accepted and Agreed to:

BANKERS TRUST COMPANY,
as Collateral Agent and Pledgee


By: /s/ Laura Burwick
   -------------------
   Title: Principal

                                    ANNEX A
                                      to
                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------


                                 LIST OF STOCK
                                 -------------

                                    ANNEX B
                                      to
                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------


                  LIST OF LIMITED LIABILITY COMPANY INTERESTS
                  -------------------------------------------

                                    ANNEX C
                                       to
                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------


                      LIST OF PARTNERSHIP INTERESTS
                      -----------------------------

                                    ANNEX D
                                       to
                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------


                         FORM OF PARTNERSHIP/LLC NOTICE
                         ------------------------------

[Letterhead of Pledgor]

________ __, ____

TO:  [Name of Pledged Partnership/Limited Liability Company]

         Notice is hereby given that pursuant to an Amended and Restated Pledge and Security Agreement (a true and correct copy of which is attached hereto), dated as of August 5, 1998, and amended and restated as of May 31, 2000 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Pledge Agreement"), among [NAME OF PLEDGOR] (the "Pledgor"), the other pledgors from time to time party thereto and Bankers Trust Company (the "Pledgee"), as Collateral Agent on behalf of the Secured Creditors described therein, the Pledgor has pledged and assigned to the Pledgee for the benefit of the Secured Creditors, and granted to the Pledgee for the benefit of the Secured Creditors, a continuing security interest in, all right, title and interest of the Pledgor, whether now existing or hereafter arising or acquired, [as a [limited] [general] partner in [NAME OF PLEDGED PARTNERSHIP] (the "Partnership"), and in, to and under the [TITLE OF APPLICABLE PARTNERSHIP AGREEMENT] (the "Partnership Agreement"),] [as a member in [NAME OF PLEDGED LIMITED LIABILITY COMPANY] (the "LLC"), and into and under its Limited Liability Company Agreement (the "Articles")] including, without limitation:

         (i) the Pledgor's interest in all of the capital of the Partnership/LLC and the Pledgor's interest in all profits, losses, (as defined in the Pledge Agreement) and other distributions to which the Pledgor shall at any time be entitled in respect of such partnership/limited liability company interest;

         (ii) all other payments due or to become due to the Pledgor in respect of such partnership/limited liability company interest, whether under the Partnership Agreement/Articles or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

         (iii) all of the Pledgor's claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under the Partnership Agreement/Articles or at law or otherwise in respect of such partnership/limited liability company interest;

         (iv) all present and future claims, if any, of the Pledgor against the Partnership/LLC for moneys loaned or advanced, for services rendered or otherwise;

         (v) all of the Pledgor's rights under the Partnership Agreement/Articles or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Pledgor relating to the partnership/limited liability company interest, including any power to terminate, cancel or modify the Partnership Agreement/Articles, to execute any

                                                                         Annex D
                                                                          Page 2

     instruments and to take any and all other action on behalf of and in the name of the Pledgor in respect of the partnership/limited liability company interest and the Partnership/LLC, to make determinations, to exercise any election (including, but not limited, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

         (vi) all other property hereafter delivered to the Pledgor in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, distributions, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing; and

         (vii) to the extent not otherwise included, all proceeds of any or all of the foregoing.

         Pursuant to the Pledge Agreement, the Partnership/LLC is hereby authorized and directed to register the Pledgor's pledge to the Pledgee on behalf of the Secured Creditors of the interest of the Pledgor on the Partnership's/LLC's books.

         The Pledgor hereby irrevocably agrees and authorizes and directs the Partnership/LLC that instructions originated by the Pledgee on behalf of the Secured Creditors with respect to the Pledgor's claims, rights, interests, powers, remedies, authorities, options and privileges set forth above shall, unless written notice to the contrary is given by the Pledgee to the Partnership/LLC, be complied with by the Partnership/LLC, without further consent by the Pledgor.

         The Pledgor hereby requests the Partnership/LLC to indicate its acceptance of this Notice and consent to and confirmation of its terms and provisions by signing a copy hereof where indicated on the attached page and returning the same to the Pledgee on behalf of the Secured Creditors.

                                 [NAME OF PLEDGOR]

                                 By:_______________________________________
                                    Name:
                                    Title:

                                    ANNEX E
                                       to
                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------


                      FORM OF ACKNOWLEDGMENT AND AGREEMENT
                      ------------------------------------

         [NAME OF PLEDGED PARTNERSHIP/LIMITED LIABILITY COMPANY] (the "Partnership"/"LLC") hereby acknowledges receipt of a copy of the assignment by [NAME OF PLEDGOR] ("Pledgor") of its interest under the [TITLE OF APPLICABLE PARTNERSHIP AGREEMENT/ARTICLES OF ORGANIZATION] (the "Partnership Agreement"/"Articles") pursuant to the terms of the Amended and Restated Pledge and Security Agreement, dated as of August 5, 1998, and amended and restated as of May 31, 2000 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Pledge Agreement"), among the Pledgor, the other pledgors from time to time party thereto and Bankers Trust Company (the "Pledgee"), as Collateral Agent on behalf of the Secured Creditors described therein. The undersigned hereby further confirms the registration of the Pledgor's pledge of its interest to the Pledgee on behalf of the Secured Creditors on the Partnership's/LLC's books.

         The Partnership/LLC hereby acknowledges the rights of and remedies available to the Secured Creditors under the Pledge Agreement.

         The Partnership/LLC hereby irrevocably agrees to comply with the instructions originated by the Pledgee, on behalf of the Secured Creditors, of the type referred to in the penultimate paragraph of the Partnership/LLC Notice dated ___________ __, ____ signed by the Pledgor, without further consent by the Pledgor. The undersigned further hereby irrevocably agrees, except upon the prior written consent of the Pledgee, not to honor any such instructions given by any other person or entity.

Dated:  ___________ __, ____

                                 [NAME OF PLEDGED PARTNERSHIP/LLC]

                                 By:___________________________________________
                                    Name:
                                    Title:

                                    ANNEX F
                                       to
                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------


                        LIST OF CHIEF EXECUTIVE OFFICES
                        -------------------------------

                                    ANNEX G
                                      to
                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------



                                  THE PLEDGEE

         1.  Appointment.  The Secured Creditors, by their acceptance of the
             -----------
benefits of the Pledge and Security Agreement to which this Annex G is attached (the "Pledge Agreement") hereby irrevocably designate Bankers Trust Company (and any successor Pledgee) to act as specified herein and therein. Unless otherwise defined herein, all capitalized terms used herein (x) and defined in the Pledge Agreement, are used herein as therein defined and (y) not defined in the Pledge Agreement, are used herein as defined in the Credit Agreement referenced in the Pledge Agreement. Each Secured Creditor hereby irrevocably authorizes, and each holder of any Obligation by the acceptance of such Obligation and by the acceptance of the benefits of the Pledge Agreement shall be deemed irrevocably to authorize, the Pledgee to take such action on its behalf under the provisions of the Pledge Agreement and any instruments and agreements referred to therein and to exercise such powers and to perform such duties thereunder as are specifically delegated to or required of the Pledge Agreement by the terms thereof and such other powers as are reasonably incidental thereto. The Pledgee may perform any of its duties hereunder or thereunder by or through its authorized agents, sub-agents or employees.

         2.  Nature of Duties.  (a)  The Pledgee shall have no duties or
             ----------------
responsibilities except those expressly set forth herein or in the Pledge Agreement. The duties of the Pledgee shall be mechanical and administrative in nature; the Pledgee shall not have by reason of the Pledge Agreement or any other Secured Debt Agreement a fiduciary relationship in respect of any Secured Creditor; and nothing in the Pledge Agreement or any other Secured Debt Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Pledgee any obligations in respect of the Pledge Agreement except as expressly set forth herein and therein.

         (b) The Pledgee shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of Liens upon the Collateral or otherwise as to the maintenance of the Collateral.

         (c) The Pledgee shall not be required to ascertain or inquire as to the performance by any Pledgor of any of the covenants or agreements contained in the Pledge Agreement or any other Secured Debt Agreement.

         (d) The Pledgee shall be under no obligation or duty to take any action under, or with respect to, the Pledge Agreement if taking such action (i) would subject the Pledgee to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Pledgee to qualify to do business, or obtain any license, in any jurisdiction where it is not then so qualified or licensed or (iii) would subject the Pledgee to in personam jurisdiction in any locations where it is not then so subject.

         (e) Notwithstanding any other provision of this Annex G, neither the Pledgee nor any of its officers, directors, employees, affiliates or agents shall, in its individual capacity, be personally liable for any action taken or omitted to be taken by it in accordance with, or pursuant

                                                                         ANNEX G

to this Annex G or the Pledge Agreement except for its own gross negligence or willful misconduct.

         3.  Lack of Reliance on the Pledgee.  Independently and without
             -------------------------------
reliance upon the Pledgee, each Secured Creditor, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of each Pledgor and its Subsidiaries in connection with the making and the continuance of the Obligations and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of each Pledgor and its Subsidiaries, and the Pledgee shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Creditor with any credit or other information with respect thereto, whether coming into its possession before the extension of any Obligations or the purchase of any notes or at any time or times thereafter. The Pledgee shall not be responsible in any manner whatsoever to any Secured Creditor for the correctness of any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of the Pledge Agreement or the security interests granted hereunder or the financial condition of any Pledgor or any Subsidiary of any Pledgor or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Pledge Agreement, or the financial condition of any Pledgor or any Subsidiary of any Pledgor, or the existence or possible existence of any default or Event of Default. The Pledgee makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of any Pledgor thereto or as to the security afforded by the Pledge Agreement.

          4.  Certain Rights of the Pledgee.  (a)  No Secured Creditor shall
              -----------------------------
have the right to cause the Pledgee to take any action with respect to the Collateral, with only the Required Secured Creditors having the right to direct the Pledgee to take any such action. If the Pledgee shall request instructions from the Required Secured Creditors, with respect to any act or action (including failure to act) in connection with the Pledge Agreement, the Pledgee shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions from the Required Secured Creditors and to the extent requested, appropriate indemnification in respect of actions to be taken, and the Pledgee shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Secured Creditor shall have any right of action whatsoever against the Pledgee as a result of the Pledgee acting or refraining from acting hereunder in accordance with the instructions of the Required Secured Creditors. As used herein, the term "Required Secured Creditors" shall mean (i) at all times prior to the occurrence of the Credit Document Obligations Termination Date (as defined in the Pledge and Security Agreement), the holders of at least a majority of the then outstanding Credit Document Obligations and HMH Note Obligations (acting together as one class) and (ii) at all times after the Credit Document Obligations Termination Date, the holders of at least a majority of the then outstanding Obligations entitled to be secured hereby. Notwithstanding anything to the contrary contained in clause (i) or (ii) of the immediately preceding sentence, if at any time the principal of any Obligations secured hereby has been accelerated, or the final maturity date with respect to any such principal Obligations has occurred, and as a result thereof one or more payment Events

                                                                         ANNEX G

of Default (where the aggregate principal amount of such Obligations accelerated or not paid at final maturity equals or exceeds $50,000,000), which payment Events of Default shall have continued in existence for at least 60 consecutive days after the date of such acceleration or final maturity, and the Required Secured Creditors (or the Representative thereof) at such time (determined without regard to this sentence) have not directed the Pledgee to commence enforcement proceedings pursuant to the Pledge Agreement, then so long as such payment Event of Default is continuing the Secured Creditors (or the Representative thereof) holding at least a majority of the outstanding Obligations secured hereby subject to such payment Event of Default shall constitute the Required Secured Creditors for purposes of causing the Pledgee to commence enforcement proceedings pursuant to the Pledge Agreement, provided that
                                                                   --------
in such event the Secured Creditors who would constitute the Required Secured Creditors in the absence of this sentence shall have the right to direct the manner and method of enforcement so long as such directions do not materially delay or impair the taking of enforcement action.

          (b) Notwithstanding anything to the contrary contained herein, the Pledgee is authorized, but not obligated, (i) to take any action reasonably required to perfect or continue the perfection of the liens on the Collateral for the benefit of the Secured Creditors and (ii) when instructions from the Required Secured Creditors have been requested by the Pledgee but have not yet been received, to take any action which the Pledgee, in good faith, believes to be reasonably required to promote and protect the interests of the Secured Creditors in the Collateral; provided that once instructions have been received,
                             --------
the actions of the Pledgee shall be governed thereby and the Pledgee shall not take any further action which would be contrary thereto.

          (c) Notwithstanding anything to the contrary contained herein or in the Pledge Agreement, the Pledgee shall not be required to take any action that exposes or, in the good faith judgment of the Pledgee may expose, the Pledgee or its officers, directors, agents or employees to personal liability, unless the Pledgee shall be adequately indemnified as provided herein, or that is, or in the good faith judgment of the Pledgee may be, contrary to the Pledge Agreement, any Secured Debt Agreement or applicable law.

          5.  Reliance.  The Pledgee shall be entitled to rely, and shall be
              --------
fully protected in relying, upon, any note, writing, resolution, notice, statement, certificate, telex, teletype or telescopes message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper Person or entity, and, with respect to all legal matters pertaining hereto or to the Pledge Agreement and its duties thereunder and hereunder, upon advice of counsel selected by it.

          6.  Indemnification.  To the extent the Pledgee is not reimbursed and
              ---------------
indemnified by the Pledgors under the Pledge Agreement, the Secured Creditors (other than the HMH Noteholders, the Senior Noteholders and the Additional Debtholders to the extent that the Additional Debt held by such Additional Debtholders is in the form of notes or bonds registered under the Securities Act or issued pursuant to Rule 144A thereunder) will reimburse and indemnify the Pledgee, in proportion to their respective outstanding principal amounts (including, for this purpose, any unpaid Primary Obligations in respect of Interest Rate Protection Agreements or Other Hedging Agreements, as outstanding principal) of Obligations, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments,

                                                                         ANNEX G

suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Pledgee in performing its duties hereunder, or in any way relating to or arising out of its actions as Pledgee in respect of the Pledge Agreement except for those resulting solely from the Pledgee's own gross negligence or willful misconduct. The indemnities set forth in this Section 6 shall survive the repayment of all Obligations, with the respective indemnification at such time to be based upon the outstanding principal amounts (determined as described above) of Obligations at the time of the respective occurrence upon which the claim against the Pledgee is based or, if same is not reasonably determinable, based upon the outstanding principal amounts (determined as described above) of Obligations as in effect immediately prior to the termination of the Pledge Agreement. The indemnities set forth in this Section 6 are in addition to any indemnities provided by the Banks to the Pledgee pursuant to the Credit Agreement, with the effect being that the Banks shall be responsible for indemnifying the Pledgee to the extent the Pledgee does not receive payments pursuant to this Section 6 from the Secured Creditors (although in such event, and upon the payment in full of all such amounts owing to the Pledgee by the Banks, the Banks shall be subrogated to the rights of the Pledgee to receive payment from the Secured Creditors).

          7.  The Pledgee in its Individual Capacity.  With respect to its
              --------------------------------------
obligations as a lender under the Credit Agreement and any other Credit Documents to which the Pledgee is a party, and to act as agent under one or more of such Credit Documents, the Pledgee shall have the rights and powers specified therein and herein for a "Bank", or the "Administrative Agent", as the case may be, and may exercise the same rights and powers as though it were not performing the duties specified herein; and the terms "Banks," "Required Banks," "holders of Notes," or any similar terms shall, unless the context clearly otherwise indicates, include the Pledgee in its individual capacity. The Pledgee and its affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with any Pledgor or any Affiliate or Subsidiary of any Pledgor as if it were not performing the duties specified herein or in the other Credit Documents, and may accept fees and other consideration from the Pledgors for services in connection with the Credit Agreement, the other Credit Documents and otherwise without having to account for the same to the Secured Creditors.

          8.  Holders.  The Pledgee may deem and treat the payee of any note as
              -------
the owner thereof for all purposes hereof unless and until written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Pledgee. Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any note, shall be final and conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such note or of any note or notes issued in exchange therefor.

          9.  Resignation by the Pledgee.  (a)  The Pledgee may resign from the
              --------------------------
performance of all of its functions and duties hereunder and under the Pledge Agreement at any time by giving 15 Business Days' prior or written notice to the Borrower, the Banks and Representatives for the other Secured Creditors or, if there is no such Representative, directly to

                                                                         ANNEX G

such Secured Creditors. Such resignation shall take effect upon the appointment of a successor Pledgee pursuant to clause (b) or (c) below.

          (b) If a successor Pledgee shall not have been appointed within said 15 Business Day period by the Required Secured Creditors, the Pledgee, with the consent of the Borrower, which consent shall not be unreasonably withheld or delayed, shall then appoint a successor Pledgee who shall serve as Pledgee hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Pledgee as provided above.

          (c) If no successor Pledgee has been appointed pursuant to clause (b) above by the 20th Business Day after the date of such notice of resignation was given by the Pledgee, as a result of a failure by the Borrower to consent to the appointment of such a successor Pledgee, the Required Secured Creditors shall then appoint a successor Pledgee who shall serve as Pledgee hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Pledgee as provided above.

                                   ANNEX H-1
                                      to
                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------
                                    FORM OF
                   PLEDGE AND SECURITY AGREEMENT SUPPLEMENT


         PLEDGE AND SECURITY SUPPLEMENT, dated as of ______ (this "Supplement"), made by __________, a ____________________________ (the "Pledgor"), in favor of
BANKERS TRUST COMPANY, as pledgee and as collateral agent (in such capacities, the "Pledgee") for the Secured Creditors (such term and each other capitalized term used but not defined having the meaning given in the Pledge and Security Agreement referred to below).

         1. Reference is hereby made to that certain Amended and Restated Pledge and Security Agreement, dated as of August 5, 1998, and amended and restated as of May 31, 2000 (as amended, supplemented or otherwise modified as of the date hereof, the "Pledge Agreement"), made by the Pledgors party thereto in favor of the Pledgee for the benefit of the Secured Creditors described therein.

         2. The Pledgor hereby confirms and reaffirms the security interest in the Collateral granted to the Pledgee for the benefit of the Secured Creditors under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligations and in order to induce the Secured Creditors to make loans and other extensions of credit constituting Obligations, the Pledgor hereby delivers to the Pledgee, for the benefit of the Secured Creditors, [(i) all of the issued and outstanding shares of capital stock listed in Schedule I hereto, together with all stock certificates, options, or rights of any nature whatsoever which may be issued or granted in respect of such stock while the Pledge Agreement, as supplemented hereby, is in force (the "Additional Pledged Stock"; as used in the Pledge Agreement as supplemented by this Supplement, "Pledged Stock" shall be deemed to include the Additional Pledged Stock)], [(ii) all limited liability company interests listed on Schedule II hereto (the "Additional Pledged Limited Liability Company Interests" as used in the Pledge Agreement as supplemented by this Supplement, "Pledged Limited Liability Company Interests" shall be deemed to include the Additional Pledged Limited Liability Company Interests)], [(iii) all partnership interests listed on Schedule III hereto (the "Additional Pledged Partnership Interests"; as used in the Pledge Agreement as supplemented by this Supplement, "Pledged Partnership Interests" shall be deemed to include Additional Pledged Partnership Interests)], and hereby grants to the Pledgee, for the benefit of the Secured Creditors, a first priority security interest in the Additional Pledged Stock, Additional Pledged Partnership Interests and/or Additional Pledged Limited Liability Company Interests, as the case may be, and all proceeds thereof.

         3. The Pledgor hereby represents and warrants that the representations and warranties contained in Section 15 of the Pledge Agreement are true and correct on the date of this Supplement [with references therein to the "Pledged Stock" to include the Additional Pledged Stock,] [with references therein to the "Pledged Partnership Interests" to include the Additional Pledged Partnership Interests,] [with references therein to the "Pledged Limited Liability Company Interests" to include the Additional Pledged Limited Liability Company Interests,] and with references therein to the "Pledge Agreement" to mean the Pledge Agreement as supplemented by this Supplement.

                                                                       ANNEX H-1

         4. The Pledgor hereby represents and warrants that, as of the date hereof, the chief executive office of the Pledgor is located at the address indicated on Schedule IV hereto.

         5. This Supplement is supplemental to the Pledge Agreement, forms a part thereof and is subject to the terms thereof and the Pledge Agreement is hereby supplemented as provided herein. Without limiting the foregoing, Annex A to the Pledge Agreement shall hereby be deemed to include each item listed on
Schedule I to this Supplement, Annex B to the Pledge Agreement shall hereby be deemed to include each item listed on Schedule II to this Supplement, Annex C to the Pledge Agreement shall hereby be deemed to include each term listed on
Schedule III to this Supplement and Annex F to the Pledge Agreement shall be deemed to include the location listed on Schedule IV to this Supplement.

                                  *    *    *

                                                                       ANNEX H-1

         IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Supplement to be duly executed and delivered on the date first set forth above.


                                    [PLEDGOR]


                                    By:_______________________
                                       Name:
                                       Title:

                                    BANKERS TRUST COMPANY, as Pledgee


                                    By:________________________
                                       Name:
                                       Title:

                                  SCHEDULE I
                                      to
                   PLEDGE AND SECURITY AGREEMENT SUPPLEMENT
                   ----------------------------------------




                                 PLEDGED STOCK


Pledgor                     Issuer            Pledged Stock           Ownership
------                      ------            -------------           ---------
                                                                      Interest
                                                                      --------





                                  SCHEDULE II
                                      to
                   PLEDGE AND SECURITY AGREEMENT SUPPLEMENT
                   ----------------------------------------




                  PLEDGED LIMITED LIABILITY COMPANY INTERESTS
                  -------------------------------------------


Pledged Limited        Percentage Owned
---------------        ----------------
Liability Company
-----------------
Interests
---------

                                             SCHEDULE III
                                                  to
                              PLEDGE AND SECURITY AGREEMENT SUPPLEMENT
                              ----------------------------------------


                         PLEDGED PARTNERSHIP INTERESTS
                         -----------------------------


Pledged Partnership    Percentage Owned      Type of Partnership
-------------------    ----------------      -------------------

                                           SCHEDULE IV
                                               to
                            PLEDGE AND SECURITY AGREEMENT SUPPLEMENT
                            ----------------------------------------


                            CHIEF EXECUTIVE OFFICE
                            ----------------------

                                                             ANNEX H-2
                                                                to
                                                   PLEDGE AND SECURITY AGREEMENT
                                                   -----------------------------


         SUPPLEMENT NO.       dated as of _______, to the Amended and Restated
Pledge and Security Agreement dated as of August 5, 1998, and as amended and restated as of May 31, 2000 (the "Pledge Agreement"), among the Pledgors party thereto (immediately before giving effect to this Supplement) and BANKERS TRUST COMPANY as collateral agent and as pledgee (in such capacities, the "Pledgee") for the Secured Creditors (such term and each other capitalized term used but not defined having the meaning given it in the Pledge Agreement referred to below).

         A. The Pledgors have entered into the Pledge Agreement in order to induce the Secured Creditors to make loans and other extensions of credit constituting Obligations as defined in the Pledge Agreement. Pursuant to
Section 7.16 of the Credit Agreement, certain Subsidiaries of Holdings or the Borrower are, after the date of the Pledge Agreement, required to enter into the Pledge Agreement as a Pledgor. Section 22 of the Pledge Agreement provides that additional Subsidiaries may become Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "New Pledgor") is a Subsidiary of Holdings and is executing this Supplement in accordance with the requirements of the Credit Agreement and/or the Pledge Agreement to become a Pledgor under the Pledge Agreement in order to induce the Secured Creditors to extend, or maintain, Obligations.

         Accordingly, the Pledgee and the New Pledgor agree as follows:

         SECTION 1. The New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder. Each reference to a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Pledgor represents and warrants to the Secured Creditors that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principles of general applicability.

         SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Pledgee shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Pledgee.

                                                                       ANNEX H-2
                                                                          Page 2

         SECTION 4. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

         SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it at the address set forth under its signature, with a copy to the Borrower.

                                  *    *    *

                                                                       ANNEX H-2
                                                                          Page 3

         IN WITNESS WHEREOF, the New Pledgor and the Pledgee have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

                              [NAME OF NEW PLEDGOR]


                              By:_______________________
                                 Name:
                                 Title:

                              Address:


                              BANKERS TRUST COMPANY,

                              as Pledgee


                              By:_________________________
                                 Name:
                                 Title: